JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

Investor Meetings 6/2012 Exhibit 99.1

JOHN B. SANFILIPPO & SON, INC.

CELEBRATING OUR 90TH YEAR

Fisher

The Global Source for Nuts

®

Forward Looking Statements
Forward Looking Statements
Some of the statements in this presentation constitute “forward-looking statements” about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as
“may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,”
“believe,” “estimate,” “forecast,” “predict,” “propose,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement.
We caution that forward-looking statements are qualified by important factors, risks and uncertainties, that could cause actual results to differ materially from those in the forward looking statements. Our periodic reports filed with the
Securities and Exchange Commission, including our Forms 10-K and 10-Q and any amendments thereto, describe some of these factors.

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

Introduction to JBSS

®

Who We Are -
Who We Are -
JBSS
JBSS
•
One of the largest nut processors in the world with $700
million net sales for the last four fiscal quarters
•
State-of-the-art nut processing capabilities, including what we believe is the single largest nut processing facility in the world
•
A North American market leader in every major selling
channel – from consumer/retail and commercial ingredients
to contract manufacturing and export/international
•
Dual consumer strategy of branded nut and dried fruit
programs (Fisher, Orchard Valley Harvest) as well as private brands
•
Procurement expertise with senior buyers averaging over 20+
years experience
•
Profitable business with strong growth prospects both
domestically and throughout the world

JOHN B. SANFILIPPO & SON, INC. 90TH YEAR

Fisher

The Global Source for Nuts

®

To be the global source for nuts, committed to quality,
expertise and innovation that delivers an unmatched
experience to our customer and consumer
.
Integrity
People
Investment
Corporate Vision
Core Values
Safety
Resource Conservation
Customer Driven
Innovation
Execution
Quality
Continuous Improvement
Who We Are -
Who We Are -
JBSS
JBSS

®

Who We Are –
Who We Are –
JBSS Business
JBSS Business
•
Consumer Channel – sale of nuts and dried fruits to major
food retailers
•
Branded Business:
•
Fisher Baking - #2 national market share*
•
Fisher Snack – Established Midwest brand
•
Orchard Valley Harvest – full line natural nuts &
dried fruit products sold into Produce section of
food retailers
•
Private Brand Business:
•
Predominantly snack nuts sold under retailers’
own brands
* As measured by Nielsen Food, Drug and Mass merchandiser (Including Wal-Mart) 52 Weeks Ending 5/12/12

®

Who We Are –
Who We Are –
JBSS Business
JBSS Business
•
Commercial Ingredients Channel – sale of nuts as ingredients to foodservice suppliers, other food manufacturers, and
prepared food processors (consolidation of former Industrial
& Foodservice Channels)
•
Contract Manufacturing Channel – third party processing for
branded food players
•
International Channel – sale of Fisher snack nuts and private brand nut products outside the United States

Export
9%
$45
Industrial
20%
$112
Foodservice
11%
$62
$45
Contract Mfg.
8%
Consumer
Products
52%

The Global Source for Nuts

®

•
Diversified nut
business with high
emphasis on bulk &
ingredient sales to
industrial, foodservice
and international
customers
•
Packaged goods sold
to consumers
approximately half of
total sales
Where We’ve Been –
Where We’ve Been –
FY 2007
FY 2007
Total FY 2007 Sales: $541 Million
Total FY 2007 Sales: $541 Million

JOHN B. SANFILIPPO & SON, INC.
CELEBRATING OUR 90TH YEAR
Fisher

Export
5%
$35
Commercial
Ingredients*
24%
$161
$64
Contract Mfg.
10%
Consumer
Products
61%

Consumer Sales Up 49% vs. FY 2007

The Global Source for Nuts

®

•
Strategic use of
acquisitions to drive
future growth and
profitability – Orchard
Valley Harvest
•
Shifting company profile
away from riskier
commodity business to
more value-added
consumer business
•
Focus on building our
branded (Fisher and
Orchard Valley Harvest)
business both
domestically and
internationally
Where We Are Today –
Where We Are Today –
FY 2011
FY 2011
Total FY 2011 Sales: $674 million
Total FY 2011 Sales: $674 million
*
* Combination of former foodservice and industrial channels

JOHN B. SANFILIPPO & SON, INC.
CELEBRATING OUR 90TH YEAR
Fisher

Other/Snack Mixes 18.2%
Peanuts 16.2%
Almonds 13.8%
Pecans 18.8%
Walnuts 12.0%
Cashews & Mixed Nuts 21.0%

The Global Source for Nuts

®

We Are Experts In Every Nut Type
We Are Experts In Every Nut Type
•
Complete product portfolio of
nuts.
•
Comprehensive variety of
value-added products
•
Wide assortment of other
snack products
•
Highly versatile product
styles, sizes and packaging,
customized to customer
specifications
•
Benefits
•
Appeals to major
customers
•
Reduces product
concentration risks
FY 2011 Gross Sales by Nut Type

JOHN B. SANFILIPPO & SON, INC.
CELEBRATING OUR 90TH YEAR

Fisher

The Global Source for Nuts

Almonds Walnuts Pecans Peanuts We Are Experts in Procurement We Are Experts in Procurement ® 11

®

Pecans, Pine Nuts
Mexico
Cashews
Vietnam
Pine Nuts
China
We Are Experts in Procurement
We Are Experts in Procurement
South Africa
Macadamias
Guatemala
Macadamias
Australia
Macadamias
India
Cashews
Turkey
Hazelnuts
Brazil
Cashews
Hawaii
Macadamias

JOHN B. SANFILIPPO & SON, INC.
CELEBRATING OUR 90TH YEAR
Fisher

MEAT
DAIRY
CENTER STORE
DELI
BAKERY
PRODUCE
CHECK-OUT

- Nut Toppings
- Packaged Candy
- Frozen Entrees
- Baking Nut Ingredients
- Candy
- Snack Nuts
- Cookies
- Salty Snacks
- Health Bars
- Peanut Butter
- Cereal
- Cakes, Muffins
- Bulk Foods
- Frozen Cakes, Desserts
- Fresh Salads
- Salad & Baking Kits
- Salad Toppings
- Fresh Bread
- Ice Cream Ingredients
- Check-Out

The Global Source for Nuts

® 13 We Reach Consumers in 20+ In-Store Points We Reach Consumers in 20+ In-Store Points

JOHN B. SANFILIPPO & SON, INC.
CELEBRATING OUR 90TH YEAR
Fisher

The Global Source for Nuts

Orchards
Cold Storage
Shelling, Sizing,
Blanching,
Slicing/Dicing
Roasting/Panning/
Enrobing
Packaging
Cleaning & Inspection
Shipping
JBSS is the only US vertically integrated major nut processor and sheller of 3 major nut types
-
peanuts, pecans and walnuts
We Have Total Supply Chain Knowledge
We Have Total Supply Chain Knowledge

Starts at
the Grower
Consumer
Commercial
Ingredients
Contract Mfg
International
Ends Delivered to You
®

JOHN B. SANFILIPPO & SON, INC. 90TH YEAR

Fisher

WALNUTS
GUSTINE, CA
ALMONDS
PECANS
PECANS
PEANUTS
PECANS
PECANS
PEANUTS
PECANS
PEANUTS
PECANS
PECANS
PECANS
PECANS
PEANUTS
PECANS
PEANUTS
PEANUTS
PECANS
PEANUTS
GARYSBURG, NC
PECANS
PEANUTS
BAINBRIDGE, GA
PECANS
PEANUTS
SELMA, TX
U.S. Nut Growing Areas
JBSS Facilities

The Global Source for Nuts

15
®
Elgin, IL
San Antonio
Houston
Our Facilities Are Strategically Located
Our Facilities Are Strategically Located
•
Across the country production/distribution locations give JBSS logistical advantages in serving its Customers as reflected in quick reaction times and efficient shipping costs

16
®
•
1 Million Square Feet
•
350,000 sq. ft. warehouse and distribution
•
160,000 sq ft. segregated cooler storage
•
480,000 sq ft. manufacturing
•
100,000 sq ft. office
•
Comprehensive Allergen Prevention
Programs
•
State-of-the-art warehouse management
system
•
Individual cooler storage: one for peanuts,
one for tree nuts
•
Separated processing and production
rooms
•
Dedicated manufacturing equipment for
peanut-shared and tree nut processing
•
Robust Quality Systems – SQF Level 2
•
Infinity / QRS Systems
•
Quasi positive release on all raw material,
work-in-process and finished goods
•
Organic Certification
Shared Shared
Coolers Coolers
Tree Nut Tree Nut
Coolers Coolers
Peanut Peanut
Coolers Coolers
Elgin, IL Elgin, IL
State-of-the Art World Class Facility
State-of-the Art World Class Facility

CELEBRATING OUR
JOHN B. SANFILIPPO & SON, INC.
90TH YEAR
Fisher

Fisher
SMOKED
ALMONDS
Fisher Naturals
PECAN
HALVES
Fisher
Orchard Valley
HARVEST
PECANS
Orchard Valley
HARVEST
ALMONDS
ARMA
FRUIT MIX
ARMA
GRANOLA & CHOCOLATE CHIP MIX
ARMA
CHOCOLATE CARAMEL COOKIE CAFFEINE MIX
ARMA
TRAIL MIX
Great Value

The Global Source for Nuts

We Launched Over 200 New Products in FY 2011
We Launched Over 200 New Products in FY 2011
Across Diversified Channels
Across Diversified Channels
182 new items in Consumer Channel
13 new items in Commercial Ingredients Channel
8 new items in Export Channel
16 new items for Contract Manufacturing Channel

•
•
•
•
®

CATEGORY COLONELS
PLBuyer
Gold
2012
2004
2005
2006
2007
2008
2009
2010
2011

- Voting is from ***retailers***—to recognize partners with unmatched standards of excellence and leadership in their respective fields.
- Retailers voted **JBSS** based on world class attributes such as innovation, product quality, customer service, collaboration, merchandising & support, and efficiency.
- **JBSS** takes pride in winning this award—a wonderful testimonial to our company's Private Branded products and programs.

The Global Source for Nuts

®

We Are The Preferred Private Brand Supplier
We Are The Preferred Private Brand Supplier
9-Time Category Colonel Award Winner
9-Time Category Colonel Award Winner
NUTS/ SEEDS/ TRAIL MIX -
NUTS/ SEEDS/ TRAIL MIX -
PL Buyer Magazine
PL Buyer Magazine

JOHN B. SANFILIPPO & SON, INC. 90TH YEAR

Fisher

JOHN B. SANFILIPPO & SON, INC.

BUILDING OUR FUTURE
GROW JBSS BRANDS
Develop consumer insights
Product innovation
Marketing programs to enable sales force to fulfill current and unmet consumer needs
EXPAND GLOBALLY
Leverage relationships with multi-national retailers/ food companies
Develop partnerships with strong distributors in key markets to gain distribution of JBSS Branded and Value Add products
Key markets: Asia, Canada, Latin America
PROVIDE INTEGRATED NUT SOLUTIONS
Leverage our capabilities, expertise and product portfolio
Work with key partners to grow their snack, baking, produce and ingredient business
SAFETY • PEOPLE
QUALITY • INTEGRITY
CUSTOMER DRIVEN • INNOVATION
INVESTMENT • EXECUTION
RESOURCE CONSERVATION • CONTINUOUS IMPROVEMENT

The Global Source for Nuts®

The Global Source for Nuts

19 ® JBSS 2012 Strategy JBSS 2012 Strategy 19

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts

Growing with Fisher and OVH ®

JOHN B. SANFILIPPO & SON, INC. 90TH YEAR
Fisher

YESTERDAY

Fisher
PECAN
Naturals

- Same package as everyone else
- No Point of Difference

TODAY

Freshness Seal
Fisher
Naturals
PECAN
HALVES
NET WT 16 OZ (1 LB) 453g

- First to convert to "Freshness Seal" Stand Up Bag
- Preferred 2:1 over competition
- Expanding market presence well beyond Wal-Mart base

The Global Source for Nuts

® 21 We are Reinventing Fisher Baking We are Reinventing Fisher Baking * * Quantitative paired comparison test – online study by Bluechip Marketing Worldwide March 2011

JOHN B. SANFILIPPO & SON, INC. 90TH YEAR

Fisher
Percent Change
(in Pounds)
6%
(17%)
DIAMOND FOODS
(25%)
PLANTERS

The Global Source for Nuts

®

We are Reinventing Fisher Baking
We are Reinventing Fisher Baking
Share 20.1 20.1
vs. YAG +0.7 +0.7
Share 32.8 32.8
vs. YAG (7.8) (7.8)
Share 1.5 1.5
vs. YAG (0.6) (0.6)
Source: Nielsen – Food, Drug and Mass merchandiser data 12 Weeks Ended 5/12/12, includes Wal-Mart Homescan data

JOHN B. SANFILIPPO & SON, INC. 90TH YEAR

Fisher

YESTERDAY	TODAY

Fisher
Fusions
Trail Blazer

- Limited consumer recognition of Fusions subline; name didn't fit with segment nomenclature
- Small product window
- No clear customer story for Fusions resulting in very limited distribution

Fisher
SUMMIT
TRAIL MIX

- Downsized to better fit consumer "Grab & Go" occasion
- Ability to achieve better price at shelf and when merchandised
- Clear Trail Mix communication and larger product window

The Global Source for Nuts

® 23 We are Reinventing Fisher Snack We are Reinventing Fisher Snack

JOHN B. SANFILIPPO & SON, INC.
CELEBRATING OUR 90TH YEAR
Fisher

Orchard Valley Harvest

Orchard Valley Harvest
Where Quality Begins™

Premium Selection
Roasted & Salted
ALMONDS

The Global Source for Nuts

®

Orchard Valley Harvest Acquisition May 2010
Orchard Valley Harvest Acquisition May 2010
•
Who: Leading diversified supplier of branded
and private label nut and dried fruit products
in the produce category
•
Rationale: (i) expand JBSS portfolio and
market presence into the store perimeter (ii)
acquire platform to build a truly national
produce nut program, (iii) broaden JBSS’
product breadth and production capabilities
•
Final purchase price:  $40.5 million
•
OVH 2009 Net Sales: $59.3 million
•
Purchase price to net sales: 0.7X

CELEBRATING OUR 90TH YEAR
JOHN B. SANFILIPPO & SON, INC.
Fisher

YESTERDAY	TODAY

Premium • Natural
California
ALMONDS

- Poor Brand Registration
- No clear brand meaning

Orchard Valley
HARVEST
ALMONDS

- Strong Brand Registration
- Clean packaging graphics reinforce "from the earth" credentials
- Clean ingredient line, no artificial ingredients

The Global Source for Nuts

® 25 We Are Reinventing Orchard Valley Harvest We Are Reinventing Orchard Valley Harvest

Orchard Valley Harvest Developed New Imagery and Packaging to Completely Align with Consumer Wants

Orchard Valley
HARVEST
ALMONDS

What OVH Stands For

- From the earth
- No artificial preservatives, colors or flavors
- Clean, simple ingredients
- Fresh
- Pure
- Simple

Orchard Valley HARVEST

The Global Source for Nuts

® 26 We Are Reinventing Orchard Valley Harvest We Are Reinventing Orchard Valley Harvest

Fisher Nuts
36,851
Nuts!

40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2,140
7,417
13,795
21,974
26,962
29,468
36,851
October 2011
November 2011
December 2011
January 2012
February 2012
March 2012
April 2012

A 1622% increase...and still growing!
that's nearly 200 new fans every day!

The Global Source for Nuts

® 27 We Are Investing in Social Media We Are Investing in Social Media Investing in Facebook, Twitter etc. Investing in Facebook, Twitter etc. Facebook Fisher Nuts Fans

JOHN B. SANFILIPPO & SON, INC. 90TH YEAR

Fisher

Fisher
福喜乐
坚果
是一种健康的
膳食和积极的生活方式
来自美利"坚"的一份"香"意
www.fishernuts.com
exportinfo@jbssinc.com

Fisher
福喜乐

The Global Source for Nuts

® 28 We Are Growing Fisher Snack Internationally We Are Growing Fisher Snack Internationally Selling in China since 12/10; SIAL Food Show Selling in China since 12/10; SIAL Food Show

JOHN B. SANFILIPPO & SON, INC. — Celebrating our 90th Year

Fisher

Israel
UAE
Saudi Arabia
China
South Korea
Japan
India
Hong Kong
Taiwan
Thailand
Malaysia
Indonesia
Canada
United States
Mexico
Grenada
Netherland Antilles
Guatemala
Honduras
Costa Rica
Nicaragua
Panama
Venezuela
Columbia
Ecuador
Brazil
Chile
Argentina
Fisher Market

The Global Source for Nuts

® 29 We Are Expanding Fisher Snack Internationally We Are Expanding Fisher Snack Internationally

® 30 We Are Opening an Office In Shanghai We Are Opening an Office In Shanghai Anticipated Opening: Early FY 2013

JBSS Financials

JOHN B. SANFILIPPO & SON, INC.
CELEBRATING OUR 90TH YEAR
Fisher

PEANUT AND TREE NUT SPOT MARKET PRICES VS. GROSS MARGIN % BY QUARTER
$8.00
$7.50
$7.00
$6.50
$6.00
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
24.0%
22.5%
21.0%
19.5%
18.0%
16.5%
15.0%
13.5%
12.0%
10.5%
9.0%
7.5%
6.0%
4.5%
3.0%
1.5%
0.0%
Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12
gross margin %
macadamias style 4
pecans jr. mammoth
almonds nps 25/27
cashews 320's
walnuts combo 1/2's & pcs.
peanuts jumbo runners

The Global Source for Nuts

® 32 Nut Industry Has Experienced Record High Prices Nut Industry Has Experienced Record High Prices

$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
2008
2009
2010
2011
Ralcorp
Diamond
Synder's-Lance
JBSS

The Global Source for Nuts

®

Yet JBSS Has Become More Efficient
Yet JBSS Has Become More Efficient
Sales Per Employee*
*  Fiscal net sales / average number of employees as reported on Form 10-K.  Temporary employees not included.

$800
$700
$600
$500
$400
$300
$200
$100
$0
165
193
204
209
277
293
132
312
313
327
342
353
420
521
582
580
541
542
554
562
674
700
1991
1992
1993
1994
1995
1996
1997 (6 MO)
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
L4Q Q3 2012

The Global Source for Nuts

®

JBSS
JBSS
Net
Net
Sales
Sales
FYs
FYs
1991-
1991-
2011
2011
&
&
L4Q
L4Q
Ended
Ended
Q3
Q3
2012
2012
($ Millions)
Note:  FY 1997 reflects stub year
Item Rationalization,
De-emphasized
Commodity Sales,
Lower Prices
Low Carb Diet Run Up
Higher Prices,
OVH
acquisition

JOHN B. SANFILIPPO & SON, INC.
CELEBRATING OUR 90TH YEAR
Fisher

$250
$200
$150
$100
$50
$0
25
32
69
68
76
73
73
78
80
87
94
102
119
181
196
180
163
158
165
180
184
198
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
3Q 2012

The Global Source for Nuts

® 35 JBSS Stockholders Equity FYE 1991- JBSS Stockholders Equity FYE 1991- 2011 & Q3 2012 2011 & Q3 2012 ($ Millions)

80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
L4Q Q312
Total Outstanding Debt As % of Net Sales

The Global Source for Nuts

® 36 JBSS Total Outstanding Debt As % of Net Sales JBSS Total Outstanding Debt As % of Net Sales FY’s 1991 – FY’s 1991 – L4Q Q3 2012 L4Q Q3 2012 Note: FY 1997 reflects stub year

®

EBITDA consists of earnings before interest, taxes, depreciation, amortization and noncontrolling interest. EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America ("GAAP"), and does not represent cash flow from operations. EBITDA is presented solely as a supplemental disclosure because management believes that it is important in evaluating JBSS's financial performance and market valuation. In conformity with Regulation G, a reconciliation of EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP is presented in the following slide.
EBITDA

®

Reconciliation of Net Income (Loss) to EBITDA*
Reconciliation of Net Income (Loss) to EBITDA*
* EBITDA is a non-GAAP measure. See slide entitled “ EBITDA” for management’s purpose for including this measure in this presentation.
(In $,000's) FY2002 FY2003 FY2004 FY2005 FY2006 FY2007 FY2008 FY2009 FY2010 FY2011 L4Q Q312
NET INCOME (LOSS) 7,691 15,027 22,630 14,499 (16,721) (13,577) (5,957) 6,917 14,425 2,835 15,445
INTEREST EXPENSE 5,757 4,681 3,434 3,998 6,516 9,347 10,502 7,646 5,653 6,444 5,707
INCOME TAX EXPENSE
(BENEFIT) 5,044 9,607 14,468 9,269 (8,689) (7,520) (897) (259) 8,447 (49) 7,382
OVH GOODWILL
IMPAIRMENT 5,662 5,662
DEPRECIATION &
AMORTIZATION 10,428 11,248 11,190 10,501 10,000 13,584 15,742 15,922 15,825 16,968 17,151
EBITDA 28,920 40,563 51,722 38,267 (8,894) 1,834 19,390 30,226 44,350 31,860 51,347
NET SALES 352,799 419,677 520,811 581,729 579,564 540,858 541,771 553,846 561,633 674,212 700,251
EBITDA MARGIN (%
OF NET SALES) 8.2% 9.7% 9.9% 6.6% (1.5%) 0.3% 3.6% 5.5% 7.9% 3.9% 7.3%
POUNDS SOLD 211,960 250,629 284,576 278,741 248,137 246,142 221,958 217,465 224,302 232,746 219,224
EBITDA PER LBS
SOLD 0.136 0.162 0.182 0.137 (0.036) 0.007 0.087 0.139 0.198 0.113 0.234

JOHN B. SANFILIPPO & SON, INC.
CELEBRATING OUR 90TH YEAR

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
-$10,000
-$20,000
FY2002
FY2003
FY2004
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
L4Q-Q312

The Global Source for Nuts

® 39 EBITDA* EBITDA* * EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net Income (Loss) to EBITDA” for reconciliation to GAAP measure ($ Thousands)

% OF NET SALES
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
FY2002
FY2003
FY2004
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
L4Q-Q312

The Global Source for Nuts

®

EBITDA* Margin (% of Net Sales)
EBITDA* Margin (% of Net Sales)
* EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net Income (Loss) to EBITDA” for reconciliation to GAAP measure

$0.250
$0.225
$0.200
$0.175
$0.150
$0.125
$0.100
$0.075
$0.050
$0.025
$0.000
-$0.025
-$0.050
FY2002
FY2003
FY2004
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
L4Q-Q312

The Global Source for Nuts

® 41 EBITDA* Per Pound Sold EBITDA* Per Pound Sold * EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net Income (Loss) to EBITDA” for reconciliation to GAAP measure

300.00%
250.00%
200.00%
150.00%
100.00%
50.00%
0.00%
-50.00%
3/10/2009
5/10/2009
7/10/2009
9/10/2009
11/10/2009
1/10/2010
3/10/2010
5/10/2010
7/10/2010
9/10/2010
11/10/2010
1/10/2011
3/10/2011
5/10/2011
7/10/2011
9/10/2011
11/10/2011
1/10/2012
3/10/2012
5/10/2012
JBSS
S&P 500
Russ2000

The Global Source for Nuts

® 42 JBSS Common Stock JBSS Common Stock Outperforms S&P 500 Outperforms S&P 500 and Russell 2000 since Market Bottom and Russell 2000 since Market Bottom

400.00%
350.00%
300.00%
250.00%
200.00%
150.00%
100.00%
50.00%
0.00%
-50.00%
3/10/2009
4/10/2009
5/10/2009
6/10/2009
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1/10/2012
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5/10/2012
JBSS
KFT
DMND
RAH
LNCE

The Global Source for Nuts

® 43 JBSS Common Stock Outperforms Diamond, JBSS Common Stock Outperforms Diamond, Ralcorp, Kraft and Snyder’s-Lance Since Ralcorp, Kraft and Snyder’s-Lance Since Market Bottom Market Bottom

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